UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  JUNE 30, 2008

Semiannual Report to Shareholders

DWS RREEF Global Real Estate Securities Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2008

Classes A, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 1.71%, 2.42% and 1.30% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 6/30/08
DWS RREEF Global Real Estate Securities Fund	6-Month‡	1-Year	Life of Fund*
Class A	-15.14%	-21.99%	-1.42%
Class C	-15.44%	-22.59%	-2.25%
Institutional Class	-14.97%	-21.71%	-1.18%
FTSE EPRA/NAREIT Global Real Estate Index+	-13.71%	-19.72%	.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
Net Asset Value Information
	Class A	Class C	Institutional Class
Net Asset Value: 6/30/08	$ 8.91	$ 8.98	$ 8.92
12/31/07	$ 10.50	$ 10.62	$ 10.49
Class A Lipper Rankings — Global Real Estate Funds Category as of 6/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	51	of	68	74

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS RREEF Global Real Estate Securities Fund — Class A [] FTSE EPRA/NAREIT Global Real Estate Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 6/30/08
DWS RREEF Global Real Estate Securities Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$7,352	$9,159
	Average annual total return	-26.48%	-4.31%
Class C	Growth of $10,000	$7,741	$9,557
	Average annual total return	-22.59%	-2.25%
FTSE EPRA/NAREIT Global Real Estate Index+	Growth of $10,000	$8,028	$10,064
	Average annual total return	-19.72%	.32%

The growth of $10,000 is cumulative.

* DWS RREEF Global Real Estate Securities Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
Growth of an Assumed $1,000,000 Investment
[] DWS RREEF Global Real Estate Securities Fund — Institutional Class [] FTSE EPRA/NAREIT Global Real Estate Index+

Comparative Results as of 6/30/08
DWS RREEF Global Real Estate Securities Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$782,900	$976,600
	Average annual total return	-21.71%	-1.18%
FTSE EPRA/NAREIT Global Real Estate Index+	Growth of $1,000,000	$802,800	$1,006,400
	Average annual total return	-19.72%	.32%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

* DWS RREEF Global Real Estate Securities Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The FTSE EPRA/NAREIT Global Real Estate Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 1.70% Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 6/30/08
DWS RREEF Global Real Estate Securities Fund	6-Month‡	1-Year	Life of Fund*
Class S	-15.05%	-21.82%	-1.25%
FTSE EPRA/NAREIT Global Real Estate Index+	-13.71%	-19.72%	.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
Net Asset Value Information
Class S
Net Asset Value: 6/30/08	$ 8.92
12/31/07	$ 10.50
Class S Lipper Rankings — Global Real Estate Funds Category as of 6/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	48	of	68	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS RREEF Global Real Estate Securities Fund — Class S [] FTSE EPRA/NAREIT Global Real Estate Index+

Comparative Results as of 6/30/08
DWS RREEF Global Real Estate Securities Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$7,818	$9,753
	Average annual total return	-21.82%	-1.25%
FTSE EPRA/NAREIT Global Real Estate Index+	Growth of $10,000	$8,028	$10,064
	Average annual total return	-19.72%	.32%

The growth of $10,000 is cumulative.

* DWS RREEF Global Real Estate Securities Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The FTSE EPRA/NAREIT Global Real Estate Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2008 to June 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2008
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 1/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 848.60	$ 845.60	$ 849.50	$ 850.30
Expenses Paid per $1,000*	$ 6.89	$ 10.37	$ 5.79	$ 5.80
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 1/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 1,017.40	$ 1,013.63	$ 1,018.60	$ 1,018.60
Expenses Paid per $1,000*	$ 7.52	$ 11.31	$ 6.32	$ 6.32
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS RREEF Global Real Estate Securities Fund	1.50%	2.26%	1.26%	1.26%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment, performance results and regional positioning of DWS RREEF Global Real Estate Securities Fund during the fund's most recent semiannual period ended June 30, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the fund perform over the six-month period?

A: For the first six months of 2008, real estate securities prices continued to be volatile, as bargain hunters snapped up depressed European issues for a time while Asian real estate stocks were hit hard by the dimming prospects for the global economy. As oil and food prices increased dramatically in May and June, real estate securities that had rebounded earlier in 2008 sold off sharply. For its semiannual period ended June 30, 2008, DWS RREEF Global Real Estate Securities Fund's Class A shares returned -15.14%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark, the FTSE EPRA/NAREIT Global Real Estate Index returned -13.71%.1

1 The FTSE EPRA/NAREIT Global Real Estate Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income producing real estate. The index includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using Reuters' closing price. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: Would you discuss the investment environment and performance of the four regions the fund covers — North America, Europe, Australia and Asia?

A: During early 2008, European real estate rebounded strongly as value investors searched for bargains in that region. However, those same securities were generally punished by investors during the second quarter as economic weakness combined with resurgent inflation in Europe darkened the near-term outlook for those markets. The UK market was particularly hard hit as the London office sector continues to suffer in the wake of the worldwide freeze-up of the credit markets that has negatively affected a large number of financial firms. In North America, real estate issues generally declined in the early part of the year, but recovered late in the first quarter and in April amid sentiment that commercial real estate securities were oversold. However, as oil and food prices continued to increase, inflation concerns expanded dramatically, and many North American real estate stocks that had rebounded from earlier declines once again sold off during May and June.

In Asia and Australia, real estate shares declined in the first quarter as investors once again linked real estate companies with the prospects — now darkening — for the global economy. A flurry of bargain hunting in April then ensued, until late in the second quarter, when inflation reports for several Asian countries came in higher than previously forecast, causing real estate markets in the region to tumble.

Q: What is your outlook concerning the global real estate securities market in the coming months?

A: Despite recent volatility and increasing concern over rising food and fuel prices in Asia, we believe that real estate demand there — along with economic growth — is likely to remain strong. In North America, we had expected to see a succession of news headlines highlighting private commercial market write-downs, but instead a lack of transactions has lessened risk within the private real estate market. In addition, segments of European real estate appear to be undervalued. For example, the environment for commercial real estate in the UK is so negative at the moment that bargain hunters are likely to pounce.

Our outlook for the real estate market worldwide remains guarded in the near term, based on investor concerns over rising crude oil and food production prices. One question for investors is how much inflationary pressures will affect consumers worldwide and, in turn, various real estate sectors.

Going forward, we will continue to employ our globally strategic and locally bottom-up process, focusing on high-quality assets and markets that we believe have the best fundamental characteristics.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	6/30/08	12/31/07

Common Stocks	98%	99%
Closed End Investment Companies	1%	1%
Cash Equivalents	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/08	12/31/07

Diversified	46%	53%
Office	15%	14%
Shopping Centers	12%	8%
Apartments	8%	6%
Regional Malls	7%	7%
Health Care	4%	3%
Industrials	4%	3%
Storage	2%	2%
Hotels	1%	3%
Manufactured Homes	1%	1%
	100%	100%
Geographical Diversification (As a % of Common Stocks)	6/30/08	12/31/07

North America	38%	35%
Asia	33%	37%
Europe	16%	15%
Australia	11%	11%
Other	2%	2%
	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2008 (33.8% of Net Assets)	Country	Percent
1. Sun Hung Kai Properties Ltd. Developer and investor in real estate	Hong Kong	4.6%
2. Westfield Group Invests in, leases and manages shopping centers	Australia	4.6%
3. Mitsubishi Estate Co., Ltd. Owner and developer of residential and office properties	Japan	4.5%
4. Mitsui Fudosan Co., Ltd. Builds, sells, leases and manages real estate properties	Japan	3.8%
5. Simon Property Group, Inc. Owner and operator of regional shopping malls	United States	3.5%
6. ProLogis Owner, manager and developer of global corporate distribution facilities	United States	3.2%
7. Unibail-Rodamco Investor and developer of real estate investments	France	2.5%
8. Vornado Realty Trust Owner and manager of investments in community shopping centers	United States	2.4%
9. AvalonBay Communities, Inc. Owner, developer and redeveloper of apartment communities	United States	2.4%
10. General Growth Properties, Inc. Owner, manager and developer of shopping mall centers	United States	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 96.3%
Australia 10.2%
Abacus Property Group	297,819	324,456
Aspen Group	2,238,409	2,649,963
Becton Property Group	840,477	1,143,045
CFS Retail Property Trust	1,007,000	1,784,103
Charter Hall Group	2,759,276	2,786,476
Commonwealth Property Office Fund	1,050,885	1,242,393
Compass Hotel Group Ltd.*	164,169	102,237
Dexus Property Group	1,623,752	2,143,932
FKP Property Group	591,001	2,781,222
Goodman Group	2,451,941	7,281,234
GPT Group	3,228,612	6,887,655
ING Industrial Fund (Units)	941,055	1,405,785
Macquarie CountryWide Trust	2,371,292	2,041,654
Macquarie Leisure Trust Group	1,357,500	1,933,521
Mirvac Group	652,841	1,848,585
Stockland	1,386,942	7,154,676
Valad Property Group	2,219,661	1,422,145
Westfield Group	2,354,330	36,680,616
(Cost $110,323,539)		81,613,698
Austria 0.4%
Conwert Immobilien Invest AG*(Cost $3,217,528)	170,000	2,921,671
Brazil 1.2%
Brasil Brokers Participacoes*	750	673,695
Construtora Tenda SA*	375,600	2,624,116
Iguatemi Empresa de Shopping Centers SA	204,350	2,713,874
Multiplan Empreendimentos Imobiliarios SA*	283,600	3,432,000
(Cost $8,821,196)		9,443,685
Canada 1.9%
Allied Properties Real Estate Investment Trust	208,400	4,128,352
Boardwalk Real Estate Investment Trust	214,000	8,006,374
Chartwell Seniors Housing Real Estate Investment Trust	342,850	3,089,920
(Cost $16,604,967)		15,224,646
Channel Islands 0.5%
Aseana Properties Ltd.*	1,500,000	990,000
Camper & Nicholsons Marina Investments Ltd.*	1,500,000	1,762,786
NR Nordic & Russia Properties Ltd.	1,190,138	1,161,765
(Cost $4,881,026)		3,914,551
China 0.5%
Shui On Land Ltd. (Cost $4,665,812)	5,143,000	4,252,671
Finland 0.7%
Sponda Oyj	300,000	2,609,057
Technopolis Oyj	325,000	2,644,416
(Cost $7,057,370)		5,253,473
France 4.3%
Fonciere des Murs	50,000	1,804,976
Fonciere des Regions	20,000	2,436,928
ICADE	35,000	4,070,993
Klepierre	70,000	3,506,428
Societe de la Tour Eiffel	20,000	2,360,351
Unibail-Rodamco (a)	50,567	11,674,266
Unibail-Rodamco (a)	36,933	8,546,764
(Cost $39,007,618)		34,400,706
Germany 0.2%
IVG Immobilien AG	50,000	984,172
Magnat Real Estate Opportunities GmbH & Co. KGaA*	700,000	977,727
(Cost $3,625,405)		1,961,899
Hong Kong 13.9%
Agile Property Holdings Ltd.	1,367,118	1,189,463
China Overseas Land & Investment Ltd.	7,052,000	11,161,023
China Resources Land Ltd.	4,280,000	5,917,164
Hang Lung Properties Ltd.	3,037,000	9,713,872
Henderson Land Development Co., Ltd.	1,765,500	10,984,088
Hongkong Land Holdings Ltd.	3,315,000	14,074,814
Kerry Properties Ltd.	1,701,146	8,913,439
New World China Land Ltd.	1,900,000	983,089
New World Development Co., Ltd.	4,941,770	10,038,297
Sino Land Co., Ltd.	566,000	1,122,498
Sun Hung Kai Properties Ltd.	2,711,000	36,702,411
(Cost $123,983,805)		110,800,158
India 0.1%
DLF Ltd. (Cost $1,516,647)	70,000	644,378
Japan 13.8%
AEON Mall Co., Ltd.	159,500	4,702,208
Japan Real Estate Investment Corp.	1,123	11,870,419
Japan Retail Fund Investment Corp.	484	2,785,220
Mitsubishi Estate Co., Ltd.	1,577,000	36,005,016
Mitsui Fudosan Co., Ltd.	1,422,000	30,313,301
Nippon Building Fund, Inc.	1,059	12,433,239
Sumitomo Realty & Development Co., Ltd.	614,000	12,164,216
(Cost $133,114,882)		110,273,619
Netherlands 0.2%
Corio NV (Cost $1,615,279)	17,500	1,359,079
Norway 0.2%
Norwegian Property ASA	46,570	216,715
Scandinavian Property Development ASA*	350,000	1,546,179
(Cost $3,072,299)		1,762,894
Philippines 0.1%
Megaworld Corp. (Cost $967,159)	22,673,000	614,455
Singapore 3.6%
Allgreen Properties Ltd.	2,364,000	1,711,791
Ascendas India Trust	5,238,320	3,487,014
Ascendas Real Estate Investment Trust	1,774,958	2,889,100
CapitaLand Ltd.	2,540,000	10,668,398
CapitaMall Trust	2,800,000	6,164,653
City Developments Ltd.	374,000	2,993,090
Suntec Real Estate Investment Trust	1,251,000	1,253,334
(Cost $33,404,227)		29,167,380
South Africa 0.4%
Growthpoint Properties Ltd. (Units)	1,300,000	1,840,008
Madison Property Fund Managers Holdings Ltd. (Units)	1,500,000	1,100,998
(Cost $4,303,083)		2,941,006
Sweden 0.7%
Hufvudstaden AB "A"	240,000	2,303,639
Klovern AB	500,000	1,547,266
Lennart Wallenstam Byggnads AB "B"	100,000	1,734,173
(Cost $6,061,974)		5,585,078
Switzerland 0.4%
PSP Swiss Property AG* (Cost $3,076,994)	50,000	2,960,206
United Kingdom 8.2%
A&J Mucklow Group PLC	75,640	452,207
Big Yellow Group PLC	420,000	2,395,335
British Land Co. PLC	350,000	4,906,412
Capital & Regional PLC	700,000	2,645,540
Derwent London PLC	170,000	3,407,523
Equest Balkan Properties PLC	700,000	1,129,292
Great Portland Estates PLC	370,000	2,480,796
Hammerson PLC	400,000	7,070,547
Hansteen Holdings PLC	1,000,000	1,932,094
Helical Bar PLC	600,000	3,516,205
Hirco PLC*	400,000	2,225,295
Land Securities Group PLC	370,000	9,022,626
Liberty International PLC	250,000	4,262,165
London & Stamford Property Ltd.*	1,125,000	2,369,678
Mapeley Ltd.	44,231	1,143,297
Safestore Holdings Ltd.	450,000	1,327,962
Segro PLC	820,000	6,381,905
South African Property Opportunities PLC*	1,500,000	2,995,243
Terrace Hill Group PLC	2,000,000	2,050,450
Unite Group PLC	795,000	3,678,669
(Cost $85,955,021)		65,393,241
United States 34.8%
American Campus Communities, Inc. (REIT)	99,300	2,764,512
AvalonBay Communities, Inc. (REIT)	209,025	18,636,669
BioMed Realty Trust, Inc. (REIT)	373,350	9,158,275
Boston Properties, Inc. (REIT)	163,650	14,764,503
BRE Properties, Inc. (REIT)	170,050	7,359,764
Brookfield Properties Corp.	148,900	2,648,931
Camden Property Trust (REIT)	86,800	3,841,768
Digital Realty Trust, Inc. (REIT)	164,150	6,715,376
Equity Lifestyle Properties, Inc. (REIT)	144,150	6,342,600
Equity Residential (REIT)	271,150	10,376,910
Extra Space Storage, Inc. (REIT)	109,900	1,688,064
Federal Realty Investment Trust (REIT)	166,850	11,512,650
General Growth Properties, Inc. (REIT)	521,525	18,269,021
Host Hotels & Resorts, Inc. (REIT)	688,400	9,396,660
Liberty Property Trust (REIT)	134,150	4,447,073
LTC Properties, Inc. (REIT)	92,295	2,359,060
Maguire Properties, Inc. (REIT)	95,600	1,163,452
Medical Properties Trust, Inc. (REIT)	207,763	2,102,562
Nationwide Health Properties, Inc. (REIT)	255,575	8,048,057
Post Properties, Inc. (REIT)	198,700	5,911,325
ProLogis (REIT)	472,200	25,664,070
Public Storage (REIT)	157,250	12,704,227
Regency Centers Corp. (REIT)	204,100	12,066,392
Saul Centers, Inc. (REIT)	23,326	1,096,089
Senior Housing Properties Trust (REIT)	337,420	6,589,813
Simon Property Group, Inc. (REIT)	305,250	27,438,922
Starwood Hotels & Resorts Worldwide, Inc.	41,300	1,654,891
Tanger Factory Outlet Centers, Inc. (REIT)	158,350	5,689,516
Taubman Centers, Inc. (REIT)	123,800	6,022,870
The Macerich Co. (REIT)	15,750	978,548
Ventas, Inc. (REIT)	250,125	10,647,821
Vornado Realty Trust (REIT)	220,067	19,365,896
(Cost $317,045,619)		277,426,287
Total Common Stocks (Cost $912,321,450)		767,914,781
	Principal Amount ($)	Value ($)

Corporate Bonds 0.0%
Germany
Colonia Real Estate AG, 1.875%, 12/7/2011 (Cost $167,927)	126,000	132,112
	Shares	Value ($)

Closed End Investment Companies 0.8%
Luxembourg 0.4%
ProLogis European Properties (Cost $2,915,860)	200,000	2,847,523
United Kingdom 0.4%
ARGO Real Estate Opportunities Fund Ltd.* (Cost $2,787,012)	2,000,000	3,227,625
Total Closed End Investment Companies (Cost $5,702,872)		6,075,148

Rights 0.0%
Norway
Norwegian Property ASA, Expiration Date 7/10/2008* (Cost $0)	42,452	667

Cash Equivalents 0.5%
Cash Management QP Trust, 2.49% (b) (Cost $4,447,168)	4,447,168	4,447,168
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $922,639,417)+	97.6	778,569,876
Other Assets and Liabilities, Net	2.4	18,878,694
Net Assets	100.0	797,448,570

Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.

* Non-income producing security.
+ The cost for federal income tax purposes was $941,047,027. At June 30, 2008, net unrealized depreciation for all securities based on tax cost was $162,477,151. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,640,826 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $169,117,977.
(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Fair Value Measurements

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's assets carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and their aggregate levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities at Value
Level 1 — Quoted Prices	$ 308,321,292
Level 2 — Other Significant Observable Inputs	470,248,584
Level 3 — Significant Unobservable Inputs	—
Total	$ 778,569,876

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $918,192,249)	$ 774,122,708
Investment in Cash Management QP Trust (cost $4,447,168)	4,447,168
Total investments, at value (cost $922,639,417)	778,569,876
Cash	29,148
Foreign currency, at value (cost $14,162,947)	14,219,539
Receivable for investments sold	5,483,859
Receivable for Fund shares sold	4,895,885
Dividends receivable	3,008,674
Interest receivable	21,007
Foreign taxes recoverable	142,573
Due from Advisor	74,150
Other assets	89,123
Total assets	806,533,834
Liabilities
Payable for investments purchased	5,392,829
Payable for Fund shares redeemed	2,363,129
Accrued management fee	693,242
Other accrued expenses and payables	636,064
Total liabilities	9,085,264
Net assets, at value	$ 797,448,570
Net Assets Consist of
Accumulated distributions in excess of net investment income	(8,796,141)
Net unrealized appreciation (depreciation) on: Investments	(144,069,541)
Foreign currency	71,965
Accumulated net realized gain (loss)	(75,376,562)
Paid-in capital	1,025,618,849
Net assets, at value	$ 797,448,570

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($382,522,961 ÷ 42,921,556 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.91
Maximum offering price per share (100 ÷ 94.25 of $8.91)	$ 9.45

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($67,203,758 ÷ 7,483,777 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.98
Class S Net Asset Value, offering and redemption price(a) per share ($118,615,437 ÷ 13,294,087 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.92

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($229,106,414 ÷ 25,697,464 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.92
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,096,388)	$ 14,217,288
Interest — Cash Management QP Trust	171,040
Interest	112,272
Total Income	14,500,600
Expenses: Management fee	4,053,597
Administration fee	407,746
Services to shareholders	884,685
Custodian fee	194,763
Distribution and service fees	898,781
Professional fees	65,195
Trustees' fees and expenses	19,002
Reports to shareholders	109,951
Registration fees	53,173
Other	43,505
Total expenses before expense reductions	6,730,398
Expense reductions	(707,807)
Total expenses after expense reductions	6,022,591
Net investment income	8,478,009
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(50,304,844)
Foreign currency	1,222,930
(49,081,914)
Change in net unrealized appreciation (depreciation) on: Investments	(96,231,619)
Foreign currency	(160,003)
(96,391,622)
Net gain (loss)	(145,473,536)
Net increase (decrease) in net assets resulting from operations	$ (136,995,527)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Operations: Net investment income	$ 8,478,009	$ 7,206,949
Net realized gain (loss)	(49,081,914)	(7,462,748)
Change in net unrealized appreciation (depreciation)	(96,391,622)	(86,512,301)
Net increase (decrease) in net assets resulting from operations	(136,995,527)	(86,768,100)
Distributions to shareholders from: Net investment income: Class A	—	(21,539,917)
Class C	—	(2,880,164)
Class S	—	(4,354,699)
Institutional Class	—	(5,621,503)
Net realized gains: Class A	—	(6,102,658)
Class C	—	(1,280,911)
Class S	—	(1,343,655)
Institutional Class	—	(1,824,797)
Total distributions	—	(44,948,304)
Fund share transactions: Proceeds from shares sold	286,545,475	785,955,800
Reinvestment of distributions	—	39,595,569
Cost of shares redeemed	(168,101,024)	(217,624,688)
Redemption fees	13,847	34,544
Net increase (decrease) in net assets from Fund share transactions	118,458,298	607,961,225
Increase (decrease) in net assets	(18,537,229)	476,244,821
Net assets at beginning of period	815,985,799	339,740,978
Net assets at end of period (including accumulated distributions in excess of net investment income of $8,796,141 and $17,274,150, respectively)	$ 797,448,570	$ 815,985,799

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008[a]	2007	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.50	$ 12.22	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.10	.13	.08
Net realized and unrealized gain (loss)	(1.69)	(1.05)	2.34
Total from investment operations	(1.59)	(.92)	2.42
Less distributions from: Net investment income	—	(.63)	(.15)
Net realized gains	—	(.17)	(.05)
Total distributions	—	(.80)	(.20)
Redemption fee	.00***	.00***	.00***
Net asset value, end of period	$ 8.91	$ 10.50	$ 12.22
Total Return (%)[d,e]	(15.14)**	(7.84)	24.26**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	383	424	288
Ratio of expenses before expense reductions (%)	1.69*	1.71	1.97*
Ratio of expenses after expense reductions (%)	1.50*	1.51	1.51*
Ratio of net investment income (%)	1.02f**	1.14	1.39*
Portfolio turnover rate (%)	31**	71	28**
[a] For the six months ended June 30, 2008 (Unaudited).
[b] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio for the six months ended June 30, 2008, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividends received may require year end adjustments and reclassifications.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended December 31,	2008[a]	2007	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.62	$ 12.23	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.06	.03	.02
Net realized and unrealized gain (loss)	(1.70)	(1.06)	2.35
Total from investment operations	(1.64)	(1.03)	2.37
Less distributions from: Net investment income	—	(.41)	(.09)
Net realized gains	—	(.17)	(.05)
Total distributions	—	(.58)	(.14)
Redemption fee	.00***	.00***	.00***
Net asset value, end of period	$ 8.98	$ 10.62	$ 12.23
Total Return (%)[d,e]	(15.44)**	(8.67)	23.75**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67	90	27
Ratio of expenses before expense reductions (%)	2.41*	2.42	2.51*
Ratio of expenses after expense reductions (%)	2.26*	2.40	2.45*
Ratio of net investment income (%)	.65f**	.25	.45*
Portfolio turnover rate (%)	31**	71	28**
[a] For the six months ended June 30, 2008 (Unaudited).
[b] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio for the six months ended June 30, 2008, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividends received may require year end adjustments and reclassifications.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended December 31,	2008[a]	2007	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.50	$ 12.23	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.11	.16	.08
Net realized and unrealized gain (loss)	(1.69)	(1.06)	2.36
Total from investment operations	(1.58)	(.90)	2.44
Less distributions from: Net investment income	—	(.66)	(.16)
Net realized gains	—	(.17)	(.05)
Total distributions	—	(.83)	(.21)
Redemption fee	.00***	.00***	.00***
Net asset value, end of period	$ 8.92	$ 10.50	$ 12.23
Total Return (%)[d]	(15.05)**	(7.72)	24.41**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	119	123	20
Ratio of expenses before expense reductions (%)	1.69*	1.70	1.50*
Ratio of expenses after expense reductions (%)	1.26*	1.35	1.41*
Ratio of net investment income (%)	1.14e**	1.29	1.49*
Portfolio turnover rate (%)	31**	71	28**
[a] For the six months ended June 30, 2008 (Unaudited).
[b] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio for the six months ended June 30, 2008, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividends received may require year end adjustments and reclassifications.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended December 31,	2008[a]	2007	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.49	$ 12.23	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.11	.17	.09
Net realized and unrealized gain (loss)	(1.68)	(1.07)	2.35
Total from investment operations	(1.57)	(.90)	2.44
Less distributions from: Net investment income	—	(.67)	(.16)
Net realized gains	—	(.17)	(.05)
Total distributions	—	(.84)	(.21)
Redemption fee	.00***	.00***	.00***
Net asset value, end of period	$ 8.92	$ 10.49	$ 12.23
Total Return (%)[d]	(14.97)**	(7.64)	24.35**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	229	180	5
Ratio of expenses before expense reductions (%)	1.26*	1.30	1.46*
Ratio of expenses after expense reductions (%)	1.26*	1.29	1.36*
Ratio of net investment income (%)	1.14e**	1.35	1.54*
Portfolio turnover rate (%)	31**	71	28**
[a] For the six months ended June 30, 2008 (Unaudited).
[b] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio for the six months ended June 30, 2008, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividends received may require year end adjustments and reclassifications.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS RREEF Global Real Estate Securities Fund (the "Fund") is a non-diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and closed end investment companies are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), which governs the application of generally accepted accounting principles that require fair value measurements of the Fund's assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year. Distribution notifications are posted on the Fund's website at www.dws-investments.com.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund recharacterizes distributions received from a United States Real Estate Investment Trust ("US REIT") investment based on information provided by the US REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a US REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from US REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. With respect to the distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, such amounts are included in dividend income without any recharacterization.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $371,212,399 and $250,319,802, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's sub-advisor.

Under the Investment Management Agreement the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	1.000%
Next $500 million of such net assets	.985%
Next $1 billion of such net assets	.960%
Next $2 billion of such net assets	.945%

RREEF America L.L.C. ("RREEF") is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

Pursuant to investment sub-subadvisory agreements between RREEF and Deutsche Asset Management International GmbH, RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the Fund. As sub-subadvisors, under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage the Fund's investments in specific foreign markets. The subadvisor pays each sub-subadvisor for its services from the investment advisory fee it receives from the Advisor.

Accordingly, for the six months ended June 30, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.99% of the Fund's average daily net assets.

For the period from January 1, 2008 through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.51%
Class C	2.26%
Class S	1.26%
Institutional Class	1.26%

In addition, for Class A shares, effective August 14, 2006, the Advisor has voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 1.50%. The Advisor, at its discretion, may revise or discontinue this arrangement at anytime.

Under these arrangements, for the six months ended June 30, 2008, the Advisor waived $90,561 of sub-recordkeeping expense for Class S shares.

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2008, the Advisor received an Administration Fee of $407,746, of which $69,675 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2008
Class A	$ 372,822	$ 372,822	$ —
Class C	53,403	53,403	—
Class S	170,645	170,645	—
Institutional Class	18,327	3,576	10,264
	$ 615,197	$ 600,446	$ 10,264

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended June 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2008
Class C	$ 297,704	$ 45,023

In addition, DIDI provides information and administration services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended June 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at June 30, 2008	Annualized Effective Rate
Class A	$ 501,736	$ 5,873	$ 121,239.25%
Class C	99,341	6,827	21,259.23%
	$ 601,077	$ 12,700	$ 142,498

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended June 30, 2008 aggregated $10,286.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on a rate of 1% for Class C, of the value of the shares redeemed. For the six months ended June 30, 2008, the CDSC for Class C shares aggregated $22,954. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended June 30, 2008, DIDI received $8,764 for Class A shares

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,057, all of which is paid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended June 30, 2008, the Fund paid its allocated portion of the retirement benefit of $4,100 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2008		Year Ended December 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	8,051,833	$ 79,117,586	23,699,118	$ 290,128,453
Class C	965,094	9,614,577	8,128,207	101,322,311
Class S	3,983,341	39,285,862	13,790,825	167,403,561
Institutional Class	16,012,125	158,527,450	19,363,212	227,101,475
		$ 286,545,475		$ 785,955,800
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	2,405,375	$ 26,777,191
Class C	—	—	293,680	3,274,230
Class S	—	—	438,540	4,618,785
Institutional Class	—	—	474,288	4,925,363
		$ —		$ 39,595,569
Shares redeemed
Class A	(5,472,351)	$ (53,588,577)	(9,291,011)	$ (109,796,995)
Class C	(1,922,241)	(18,984,596)	(2,187,894)	(25,433,536)
Class S	(2,415,604)	(23,585,851)	(4,128,086)	(48,381,129)
Institutional Class	(7,451,571)	(71,942,000)	(3,136,339)	(34,013,028)
		$ (168,101,024)		$ (217,624,688)
Redemption fees		$ 13,847		$ 34,544
Net increase (decrease)
Class A	2,579,482	$ 25,529,216	16,813,482	$ 207,116,578
Class C	(957,147)	(9,369,120)	6,233,993	79,164,705
Class S	1,567,737	15,702,587	10,101,279	123,651,287
Institutional Class	8,560,554	86,595,615	16,701,161	198,028,655
		$ 118,458,298		$ 607,961,225

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including US REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	TOLLX	TOLCX	TOLSX	TOLIX
CUSIP Number	233379 718	233379 726	233379 692	233379 734
Fund Number	456	756	2156	1456

Privacy Statement

This privacy statement is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Investments Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Global Real Estate Securities Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Global Real Estate Securities Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 26, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 26, 2008